UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

TOROTEL, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☒
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

Common Stock, $0.01 par value

(2)
Aggregate number of securities to which transaction applies:

The maximum number of shares of common stock to which this transaction applies is estimated to be 5,995,750 shares of common stock, which includes 730,000 shares of restricted common stock

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the product of 5,995,750 shares of common stock (including 730,000 shares of restricted common stock) multiplied by the per share merger consideration of $6.17.

(4)
Proposed maximum aggregate value of transaction:

$43,400,000

(5)
Total fee paid:

$4,734.94

☒
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

TOROTEL VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by November 9, 2020 at 1:00 A.M., Central Time.

Online
Go to **www.envisionreports.com/TTLO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TTLO

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — Torotel's Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Proposal	For	Against	Abstain
1. To adopt and approve the Agreement and Plan of Merger dated as of September 17, 2020 ("***Merger Agreement***") by and among TT Group Industries, Inc., Thunder Merger Sub, Inc., and Torotel, Inc., and the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐
2. To approve, on a non-binding advisory basis, the specified compensation that may become payable to the named executive officers of Torotel in connection with the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐
3. To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement and the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 4 7 9 1 0 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03BXUB

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TTLO

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — TOROTEL, INC.

520 N. Rogers Road
Olathe, KS 66062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TOROTEL, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS

H. James Serrone and Heath C. Hancock, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Torotel, Inc. to be held on November 9, 2020 or any postponement or adjournment thereof.

The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND MAIL THE BOTTOM PORTION TO US IN TIME TO BE RECEIVED PRIOR TO THE SPECIAL MEETING.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER ON THE PROXY CARD. IF NO SUCH DIRECTIONS ARE INDICATED, THESE SHARES WILL BE VOTED "FOR" THE ADOPTION AND APPROVAL OF THE MERGER PROPOSAL; "FOR" THE ADVISORY COMPENSATION PROPOSAL; AND "FOR" THE ADJOURNMENT PROPOSAL OR POSTPONEMENT OF THE SPECIAL MEETING (IF NECESSARY OR APPROPRIATE).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

TOROTEL

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

X

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals — Torotel's Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Against	Abstain
1. To adopt and approve the Agreement and Plan of Merger dated as of September 17, 2020 ("***Merger Agreement***") by and among TT Group Industries, Inc., Thunder Merger Sub, Inc., and Torotel, Inc., and the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐
2. To approve, on a non-binding advisory basis, the specified compensation that may become payable to the named executive officers of Torotel in connection with the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐
3. To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement and the merger transaction to be effected in accordance with the Merger Agreement.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 7 9 1 0 3 +

03BXVB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — TOROTEL, INC.

520 N. Rogers Road
Olathe, KS 66062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TOROTEL, INC.
FOR THE SPECIAL MEETING OF SHAREHOLDERS

H. James Serrone and Heath C. Hancock, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Torotel, Inc. to be held on November 9, 2020 or any postponement or adjournment thereof.

The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.

FOLD ALONG THE PERFORATION, DETACH AND MAIL THE BOTTOM PORTION TO US IN TIME TO BE RECEIVED PRIOR TO THE ANNUAL MEETING.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER ON THE PROXY CARD. IF NO SUCH DIRECTIONS ARE INDICATED, THESE SHARES WILL BE VOTED "FOR" THE ADOPTION AND APPROVAL OF THE MERGER PROPOSAL; "FOR" THE ADVISORY COMPENSATION PROPOSAL; AND "FOR" THE ADJOURNMENT PROPOSAL OR POSTPONEMENT OF THE SPECIAL MEETING (IF NECESSARY OR APPROPRIATE).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.